UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2024

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-629-1990

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events

As reported by Blue Chip Capital Group, Inc. (the “Company”) in its Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on November 5, 2024, on October 30, 2024, the Company’s Board of Directors approved the execution of a Share Exchange and Conversion Agreement dated October 24, 2024 (the “Agreement”) between the Company and GSFI Rome LLC, a Wyoming limited liability company (“GSFI”), which is a wholly owned subsidiary of Green Stream Finance Inc., a public Wyoming corporation (“Green Stream”). A conformed copy of the executed Agreement was attached as Exhibit 99.3 to the above-referenced Form 8-K.

The Agreement provided for, among other things, the exchange by the Company of a number of shares of the Company’s Common Stock, in an amount to be determined, in consideration for 100% of the capital stock GSFI. Shares of the Company’s Common Stock were to be distributed to the shareholders of Green Stream pursuant to a new registration statement to be filed by the Company with the SEC under the Securities Act of 1933 in exchange for securities and other rights, including any promissory notes, warrants and other rights of the Green Stream shareholders. As a condition to the Agreement, GSFI was required to deliver to the Company complete disclosure documents, including audited financial statements, of GSFI in order for the Company to conduct due diligence and valuation of GSFI.

The Company has not yet received the audited financial statements of GSFI but has received certain other due diligence documents and materials. As a result, the Company has determined to proceed with the transaction on a modified basis, by acquiring certain assets for GSFI, based upon a valuation presently estimated at approximately $4,000,000, under a new asset purchase agreement presently being negotiated. The parties intend that this new agreement will be in consideration for the issuance of shares of the Company’s Common Stock for distribution to Green Stream shareholders under a registration statement that will include the Company’s audited financial statements for its fiscal year ended May 31, 2025.

Forward-Looking Statements:

Certain information set forth in this Form 8-K/A “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, satisfactory completion by the Company of its review of the GSFI valuation, among other forward-looking statements.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this Form 8-K/A are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2025

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Chief Executive Officer